UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4601 Wilshire Boulevard Suite 150, Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

 NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Other Events.

On December 18, 2024 the Audit Committee of the Board of Directors (the “Audit Committee”) of Broadway Financial Corporation (the “Company”) approved the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to completion of Crowe’s standard client acceptance procedures and execution of an engagement letter, and dismissed Moss Adams LLP (“Moss Adams”), as the Company’s independent registered public accounting firm effective upon Moss Adams's issuance of its audit report on the Company’s fiscal year ending December 31, 2024 financial statements.

During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through December 18, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

The reports of Moss Adams on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through December 18, 2024, there have been no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference thereto in its reports on the Company’s consolidated financial statements.

During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through December 18, 2024, there have been no “reportable events” as described in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), other than the material weaknesses in internal control over financial reporting that were previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on May 20, 2024 and reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 24, 2024, reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 14, 2024 and reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 13, 2024.

The Audit Committee engaged in discussions regarding these material weaknesses and remediation thereof with Moss Adams, who has been authorized by the Company to respond fully to inquiries of the Company’s successor accountant concerning the material weaknesses.

The Company provided Moss Adams with a copy of the above disclosure and requested that Moss Adams furnish the Company with a letter addressed to the SEC stating whether Moss Adams agrees with such disclosure and, if not, the respects in which it does not agree. The letter of Moss Adams to the SEC, dated December 23, 2024, is filed as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

16.1	Letter dated December 23, 2024 from Moss Adams LLP (filed herewith)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024		BROADWAY FINANCIAL CORPORATION

	By:	/s/ Zack Ibrahim
Name: Zack Ibrahim Title: Chief Financial Officer